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                                                               EXHIBIT 23




                    CONSENT OF INDEPENDENT ACCOUNTANTS



 We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-20287) of Hometown Bancorporation, Inc. of our report dated January 25, 1996 appearing on page 45 of the Annual Report on Form 10-K of Hometown Bancorporation, Inc. for the year ended December 31, 1995.



 PRICE WATERHOUSE LLP

 New York, New York
 March 29, 1996